Statements of Cash Flow - USD ($)	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Cash flows from operating activities
Net loss	$ (7,609,426)	$ (52,284)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	0	0
Stock issued to officer and advisory	7,593,229	0
Receivable from shareholder	32,085	6,347
Accounts payable and accrued expenses	(15,888)	15,887
Net cash used in operating activities	0	(30,000)
Cash flows from investing activities
Net cash used in investing activities	0	0
Cash flows from financing activities
Proceeds from issuance of stock	0	30,000
Net cash provided by financing activities	0	30,000
Net effect of exchange rates change	0	0
Net (decrease) increase in cash	0	0
Cash at the beginning of the year	0	0
Cash at the end of the year	0	0
Supplemental disclosures of cash flow information:
Cash paid for interest	0	0
Cash paid for income taxes	$ 0	$ 0